EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of BGC Partners, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), each of Howard W. Lutnick, Co-Chief Executive Officer of the Company, and Robert K. West , Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/s/ Howard W. Lutnick		/s/ Robert K. West
Name:	Howard W. Lutnick	Name:	Robert K. West
Title:	Chairman of the Board and Co-Chief Executive Officer	Title:	Chief Financial Officer

Date: August 8, 2008